SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 4, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                      1-4717               44-0663509
----------------------------   ------------------   ----------------------------
(State or other jurisdiction     (Commission file   (IRS Employer Identification
    of incorporation)                 number)                   Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.          Other Events

On April 4, 2003, Kansas City Southern, ("KCS" or "Company ") announced that more than 96 percent of the lenders under its Amended and Restated Credit Agreement approved the Company's request for waiver of the financial covenants under the agreement. See the Press Release attached hereto as Exhibit 99.1 for further details.



Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.         Document
                 (99)                Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated April 4, 2003 entitled, "Kansas City Southern Receives Financial Covenants Waiver," is attached hereto as
                                     Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: April 7, 2003                 By:          /s/ Louis G. Van Horn
                                       -----------------------------------------
                                                   Louis G. Van Horn
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)

EXHIBIT 99.1

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105          NYSE SYMBOL: KSU

     Date:                 April 4, 2003

     Media Contact:        William H. Galligan, 816-983-1551 or
                           william.h.galligan@kcsr.com


            Kansas City Southern Receives Financial Covenants Waiver


         Kansas City Southern (NYSE: KSU) (KCS) announced that on April 3, 2003, more than 96 percent of the lenders under its Amended and Restated Credit Agreement, approved the Company's request for waiver of the financial covenants under the agreement.

         As disclosed in KCS' 2002 Annual Report on Form 10-K recently filed with the Securities and Exchange Commission, Grupo TMM and KCS, or either Grupo TMM or KCS, could be required to purchase the Mexican government's interest in TFM after October 31, 2003. The Company requested a waiver from existing financial covenants in its Amended and Restated Credit Agreement dated June 12, 2002, in order to provide flexibility in structuring the funding for this transaction. Although the Company's cash position would have allowed it to meet its financial covenants as of March 31, 2003, the Company sought this waiver in order to maintain its current cash position while analyzing financial alternatives.

         Kansas City Southern is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company, which serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the U.S., Canada and Mexico.

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